UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 28, 2005



                        Commission File Number 000-31719

                                   POZEN Inc.
             (Exact name of registrant as specified in its charter)


                 Delaware                                     62-1657552
      (State or other jurisdiction of                      (I.R.S. Employer
       incorporation or organization)                     Identification No.)



                                1414 Raleigh Road
                                    Suite 400
                        Chapel Hill, North Carolina 27517
          (Address of principal executive offices, including zip code)

                                 (919) 913-1030
              (Registrant's telephone number, including area code)





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Item 2.02.   Results of Operations and Financial Condition.

On April 28, 2005, POZEN Inc. (the "Company") issued a press release to report the Company's financial results for the quarter ended March 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 2.02 (including the related information the press release attached as Exhibit 99.1 herto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 8.01  Other Events.

In the Company's press release issued on April 28, 2005, a copy of which is attached as Exhibit 99.1 to this Form 8-K, the Company report that:

The Company has received a Notice of Allowance on a patent application covering combinations of acid inhibitors and non-steroidal anti-inflammatory drugs (NSAIDs). The Company's emerging family of PN products now entering development are among the compositions covered by this parent application. The Company reported that the leading PN product candidate, PN 100, could enter Phase III next year based on pre-IND meeting discussions with the FDA.

The American Headache Society ("AHS")has accepted for publication into its journal Headache the Company's Phase II study results for its MT 400 technology. The Company continues to evaluate partnering opportunities for its MT 400 technology in Europe. The AHS has also accepted two MT 100 abstracts for poster presentation at the AHS meeting in Philadelphia in June 2005. One covers the pain response in no nausea patients and the other is a meta-analysis of therapeutic gain across the studies employing naproxen, placebo, metoclopramide, and sumatriptan as comparators in the nausea and no-nausea groups.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       POZEN Inc.
                                                       ----------
                                                       (Registrant)

     April 28, 2005                                  /s/ William L. Hodges
                                                       ---------------------
                                                       William L. Hodges
                                                       Chief Financial Officer






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                                  EXHIBIT INDEX

The following exhibit is furnished as part of this Current Report on Form 8-K:


Exhibit
Number                             Description
-------                            -----------
99.1                   Press release of POZEN Inc. dated April 28, 2005.